UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 2, 2010
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Ste 900, Charlotte, NC	28277

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     On December 2, 2010, Lance, Inc. (“Lance”) held a special meeting of its stockholders in connection with the Agreement and Plan of Merger, dated as of July 21, 2010 and amended as of September 30, 2010 (the “Merger Agreement”), by and among Lance, Snyder’s of Hanover, Inc. (“Snyder’s”) and Lima Merger Corp., a wholly-owned subsidiary of Lance. The proposals submitted to Lance stockholders at the special meeting were as follows:
•	Proposal 1 — approval of the issuance of Lance common stock, par value $0.83-1/3 per share, to Snyder’s shareholders pursuant to the Merger Agreement;
•	Proposal 2 — approval of an amendment to the restated articles of incorporation of Lance to change its name to “Snyder’s-Lance, Inc.” after and contingent upon the completion of the merger; and
•	Proposal 3 — the election of (a) two directors to hold office until the 2012 annual meeting of stockholders and (b) two directors to hold office until the 2013 annual meeting of stockholders, each contingent upon the completion of the merger.
     Each proposal is described in the definitive joint proxy statement/prospectus, which was filed by Lance with the Securities and Exchange Commission on November 1, 2010.
     The stockholders voted to approve Proposals 1 and 2 and for the election of the four nominated directors. The voting results for each proposal are set forth below.
     Proposal 1 — Issuance of Lance Common Stock to Snyder’s Shareholders.
     Lance stockholders approved the issuance of shares of Lance common stock to Snyder’s shareholders.

For	Against	Abstained	Non-Votes
26,221,713	952,490	33,417	0
     Proposal 2 — Name Change from Lance, Inc. to Snyder’s-Lance, Inc.
     Lance stockholders approved the name change from “Lance, Inc.” to “Snyder’s-Lance, Inc.”

For	Against	Abstained	Non-Votes
26,222,920	955,741	28,959	0
     Proposal 3 — Election of Directors.
     Lance stockholders elected the following four directors:

Director	Term	For	Withheld	Non-Votes
Peter P. Brubaker	2012	26,050,477	1,157,143	0
Carl E. Lee, Jr.	2012	25,337,360	1,870,260	0
John E. Denton	2013	26,177,879	1,029,741	0
Michael A. Warehime	2013	25,220,442	1,987,178	0

     At the special meeting, Lance also solicited proxies with respect to the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies. Such adjournment was not necessary and, therefore, the proposal was not submitted for the approval of Lance stockholders at the special meeting.

Item 8.01.	Other Events.
     On December 2, 2010, Lance issued a press release announcing the results of the special meeting of Lance stockholders in connection with the proposed merger with Snyder’s. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The completion of the merger is expected to occur on December 6, 2010, contingent upon approval of the merger by Snyder’s shareholders on December 3, 2010 and the satisfaction of other customary closing conditions.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press release dated December 2, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC. (Registrant)
Date: December 2, 2010	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
December 2, 2010	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release dated December 2, 2010.